LEASE AGREEMENT

STATE OF TEXAS                      X

COUNTY OF MONTGOMERY       X

     This agreement of Lease, made this 19th day of May 2000, by and between Philip LeFevre, Trustee, hereinafter referred to as "Landlord", and Dr. David Summers dba., Endovasc, Ltd., hereinafter referred to as "Tenant".

                                   WITNESSETH:

Premises 1.01 -- In consideration of the rent hereinafter reserved and the covenants hereinafter contained, Landlord does hereby lease to the Tenant, and Tenant hereby leases from Landlord Suites 234 & 235 containing approximately 1900 square feet, situated on the second floor of the Del Lago Office Plaza.

Building is located at 15001 Walden Road: Montgomery, Texas, which space is hereinafter referred to as the "Premises," reserving, however, to Landlord space for all necessary pipes and wires leading to and from the portions of the Building not hereby leased, which will not unreasonably interfere with Tenant's use of the Premises. Landlord expressly reserves the right to change the name of said Building without notice to Tenant.

Term 2.01 -- The term of this lease shall be for (12) months commencing, on the 1st day of June 2000 and ending on the 31st day of May 2001, unless sooner terminated as hereinafter provided.

2.02 -- Provided Tenant has not been in default under the terms of this lease, Tenant shall have the option to extend this lease for an additional lease period, provided that the Tenant gives the Landlord at least thirty (30) days written notice prior to the expiration of the initial lease term of Tenant's intention to exercise the option. If exercised the option period lease shall be on the same terms and conditions set forth herein except for the base rental amount which shall be mutually agreed upon. Further an allowance for common cost charges may be assessed.

Rent 3.01 -- Tenant covenants and agrees to pay to Landlord during each year of the term, without demand, set off or deduction of any kind, an annual rental as set forth below (herein sometimes referred to as the "Base Rent"). Further Tenant covenants and agrees to pay the total sum of ($17,400.00) as the total base rent for the term of this lease to be remitted in monthly payments of ($1,450.00) per month, commencing on June 1, 2000.

3.02 -- All sums stipulated throughout this lease shall be in addition to all applicable sales, use, and similar taxes, all of which shall be paid by Tenant.

3.03 -- If the lease term begins on other than the first day of a month, rent from such date until the first of the next succeeding month shall be pro-rated on the basis of the actual number of days in each such month and shall be payable in advance.

3.04 -- All payments of rent shall be made in case or by check payable to Philip LeFevre, Trustee, and delivered to Philip LeFevre, Trustee at its office in the Del Lago Office Building, 15001 Walden Road, Suite 203, City of Montgomery, state of Texas, or to such other person and place as may be designated by notice in writing from Landlord to Tenant from time to time.

3.05 -- No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installments of rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check for payment without prejudice to landlord's right to recover the balance of such rent or pursue any other remedy in this lease provided.

LANDLORD'S SERVICES 4.01 -- Landlord covenants and agrees that it will without additional charge furnish:

     (a) heat and air conditioning to maintain the premises at a reasonably comfortable temperature between the hours of 8:00 A.M. and 6:00 P.M. Monday through Friday of each week except holidays recognized by the U.S. Government.

     (b) electricity for lighting purposes and operation of ordinary office appliances, computers and other office equipment.

     (c)  janitor  services  two  days a week  (Monday  and  Wednesday),  except holidays recognized by the U.S. Government, it being understood and agreed, however, that Landlord shall not be liable in any way for any damage or inconvenience caused by the cessation or interruption of such heating, air conditioning, electricity, janitor service occasioned by fire, accident, strikes, necessary maintenance, alterations, or repairs, or other causes beyond Landlord's control.

     (d) failure by Landlord to any extent to furnish these defined services, or any cessation thereof, shall neither render Landlord liable in any respect for damages to either person or property, be construed as an eviction or partial eviction of Tenant, work as an abatement of rent, nor relieve Tenant from fulfillment of any covenant in this Lease.

     (e) It is understood that employees of Landlord are prohibited as such from receiving any packages or other articles delivered to the Building for Tenant and that should any such employee receive any such packages or articles, he or she in doing shall be the agent of Tenant and not of Landlord.

UPKEEP OF PREMISES 5.01 -- Subject to the provisions hereinafter contained in regard to damage by fire, Landlord agrees to maintain the premises in good order and repair damage thereto shall have been caused by the act or neglect of Tenant, in which case the same shall be repaired by and at the expense of Tenant.

USE OF PREMISES 6.01 -- Tenant covenants: to use the premises only for offices for carrying on the business of Business Office and to permit Landlord to transmit heat, air conditioning and electric current through the said premises at all times at the discretion of the Landlord, provided, however, that Landlord shall not exercise this right in such a way as to unreasonably inconvenience Tenant, or unreasonably interfere with Tenant's use of the premises. All property of any kind which may be on the premises shall be at the sole risk of Tenant or those claiming through or under Tenant.

TENANT'S AGREEMENT 7.01 -- Tenant covenants and agrees:

     (a) to pay to landlord said rent during the term and until possession of the premise is redelivered to Landlord free and clear;

     (b) to save Landlord and Philip LeFevre Trustee, managing agent, harmless and indemnified from all loss, damage, liability or expense incurred, suffered or claimed by any person whomsoever by reason of Tenant's neglect or use of the premises of or said Building or of anything therein, or the parking facilities in or adjacent thereto, or of water, steam, electricity, or other agency, or by reason of any injury, loss, or damage to any person or property upon the premises not caused by the negligence of landlord, and to be answerable for all nuisances causes or suffered on the premises, or caused by Tenant in said Building, or parking facilities, or on the approaches thereto;

     (c) not to strip or overload, damage or deface the premises or hallways, parking facilities or other approaches thereto, of said Building, or the fixtures therein or used therewith, not to permit any hole to be made in any of the same;

     (d) not to suffer or permit any trade or occupation to be carried on or use made of the premises which shall be unlawful, noisy, offensive, or injurious to any person or property, or such as to increase the danger of fire or affect or make void or voidable any insurance on said Building, or which may render any increased or extra premium payable for such insurance, or regulation from time to time established by any public authority;

     (e) not to move any furniture or equipment into or out of the premises except at such times as Landlord may from time to time designate;

     (f) not to place upon the interior or exterior of the building or nay window or any part thereof or door of the premises any placard, sign, lettering, window covering or drapes except such and in such place and manner, as shall have been first approved in writing by Landlord; to park vehicles only in the area designated by Landlord; not to use any floor adhesive in the installation of any carpeting;

     (g) to conform to all rules or regulations from time to time established by the appropriate insurance rating organization, and to all reasonable rules or regulations from time to time established by Landlord.

ALTERATIONS 8.01 -- Tenant will not paint the premises or make or permit anyone to make any alterations in or additions thereto, nor will tenant install any equipment of any kind that will require any alterations, or additions to or the use of the water system, heating system, plumbing system, air conditioning system, or the electrical system, nor will tenant install a television antenna on the roof, in the windows or upon the exterior of the premises or air conditioning units of any type without the prior written consent of Landlord. If any such alteration or additions are made without such consent, Landlord may correct or remove them and Tenant shall be liable for any and all expense incurred by Landlord in the performance of this work.

TENANT'S WAIVER OF CLAIMS 9.01 -- Tenant covenants that no claim shall be made against Landlord by Tenant, or by any agent or servant of Tenant, or by others claiming the right to be in the premises or in said Building through or under Tenant, for any injury, loss or damage to person or property occurring upon the premises from any cause other than the negligence of Landlord.

LIEN ON TENANT'S PROPERTY 10.01 -- Landlord shall have a lien for the payment of the rent aforesaid upon all of the goods, wares, chattels, fixtures, furniture and other personal property of Tenant which may be in or upon the premises. Tenant hereby specifically waiving any and all exemptions allowed by law; and such lien may be enforced on the nonpayment of any installment of rent by the taking and selling of such property in the same manner as in the case of chattel mortgages on default thereunder; said sale to be made upon ten (10) days notice served upon the Tenant by posting upon the premises or by leaving same at his place of residence; or such lien may be enforced in any other lawful manner at the option of the Landlord.

ASSIGNMENT & SUBLETTING 11.01 -- Tenant covenants not to assign this lease nor to sublet the premises or any portion thereof, nor rent desk space therein, without the consent of the Landlord first obtained in writing. However, neither such assignment or subletting nor the consent of Landlord thereto shall release, discharge or affect the liability of Tenant, as provided in this lease, for the full term hereof.

LANDLORD'S RIGHT OF ACCESS 12.01 -- Landlord may, at any time during Tenant's occupancy during reasonable business hours, enter either to view the premises or to show the same to others, or to make repairs to said Building, or to introduce, replace, repair, alter or make new or change existing connections from any fixtures, pipes, wires, ducts, conduits, or other construction therein or remove, without being held responsible thereof, placards, signs, lettering, window or door coverings and the like not expressly consented to.

12.12.02 -- If Tenant shall carpet over the access panels of the under floor duct system in the floor of the premises, Landlord is hereby authorized and permitted to cut such carpeting to reach the ducts in such panels in order to make any necessary connections therefrom to service other parts of the Building, without being held liable thereof, provided Landlord shall have the carpeting re-stitched in a workmanlike manner, but tenant agrees to reimburse the Landlord for the cost of such cutting and re-stitching.

12.03 -- Landlord may, within sixty (60) days preceding the expiration of the term enter, to place and maintain notices for letting, free from hindrance or control of Tenant, and to show the premises to prospective tenants thereof at times which will not unreasonably interfere with Tenant's business. If Tenant shall vacate the premises during the last month of the term of this lease, Landlord shall have the unrestricted right to enter the same after Tenant's moving to commence preparations for the succeeding tenant or for any other purpose whatever, without affecting Tenant's obligation to pay rent for the full term.
SURRENDER OF POSSESSION 13.01 -- Tenant covenants, at the expiration or other termination of this lease, to remove all goods and effects form the premises not the property of Landlord, and to yield up to Landlord the premises and all keys, locks and other fixtures connected therewith in good repair, order and condition in all respects, reasonable wear and use thereof and damage by fire, or other casualty, not caused by Tenant's act or neglect, only excepted.

FIRE CLAUSE 14-01 -- This lease is made on condition that, if the premises or any part thereof, or hallways, or other approaches thereto, be damaged or destroyed by fire or other casualty from any cause, so as to render said premises and/or approaches unfit for use and occupancy, a just and proportionate part of the rent, according to the nature and extent of the injury to said premises and/or approaches, shall be suspended or abated until said premises and approaches have been put in as good condition for use and occupancy as at the time immediately prior to such damage or destruction. Landlord will proceed at its expense and, as expeditiously as may be practicable to repair the damage, unless, because of the substantial extent of the damage or destruction, Landlord should decide not to repair or restore the premises or the Building, in which event and at either party' option, either party may terminate this lease forthwith, by giving Landlord a written notice of its intention to terminate within ninety (90) days after the date of the casualty.

CONDEMNATION 15.01 -- This lease shall be terminated and the rent payable hereunder shall be abated to the date of such termination in either of the two following events, namely: (1) the forcible leasing or condemnation of the premises or any part thereof by any competent authority under right of eminent domain for any public or quasi public use or purpose; and (2) the condemnation by competent authority under right of eminent domain for any public or quasi public use or purpose of 25% or more of the Building in which the premises are located. The forcible leasing by any competent authority of any portion of said Building other than the premises will have no effect whatever upon this lease. In case of any taking or condemnation, whether or not the term of this lease shall cease and terminate, the entire award shall be the property of Landlord, and Tenant hereby assigns to Landlord all its right, title and interest in and to any such award. Tenant, however, shall be entitled to claim, prove and receive in the condemnation proceeding such awards as may be allowed for fixtures and other equipment installed by it, but only if such awards shall be made by the Court in addition to the award made by it to Landlord for the land and improvements or part thereof so taken.

SECURITY DEPOSIT 16.01 -- Tenant hereby deposits with Landlord and shall maintain at all times whole and unencumbered the sum of $ 1,450.00 as security for the faithful performance by Tenant of this lease, it being expressly understood and agreed that Tenant may not direct Landlord to apply said security in payment of rent for any month during the lease term. If Tenant shall fully and faithfully comply with all the provisions of this lease then said security or any balance thereof remaining shall be repaid to Tenant within sixty (60) days after termination of the lease term. In the event of any sale, transfer, or assignment of the Landlord's interest under this lease, Tenant agrees and consents that transferee or assignee, as the case may be and Landlord thereupon shall be released from all liability for the repayment of said security, and Tenant, in each instance, shall look solely to such transferee for repayment of said security.

DEFAULTS AND REMEDIES 17.01 -- It is hereby mutually covenanted and agreed, that:

     (a) if Tenant shall fail to pay when due any installment of rent or any other charge provided herein, or,

     (b) if Tenant shall fail to keep and perform each and every covenant, condition and agreement herein contained and on the part of tenant to be kept and performed, or

     (c) if Tenant shall abandon or evidence any intention to abandon premises, or,

     (d) if the estate hereby created shall be taken on execution or other process of law, or

     (e) if Tenant shall petition to be declared bankrupt or insolvent according to law, or

     (f) if a receiver or other similar officer shall be appointed to take charge of any part of the property of, or to wind up the affairs of Tenant, and it is not discharged within thirty (30) days, or

     (g) if any assignment shall be made of Tenant's property for the benefit of creditors, or

     (h) if a petition shall be filed for Tenant's reorganization under Chapter X of the Bankruptcy Act, then and in each and every such case, from thenceforth and at all times thereafter, at the sole option of Landlord, Tenant's right of possession shall thereupon cease and terminate, and Landlord shall be entitled to the possession of the premises and to remove all persons and property therefrom and to re-enter the same without further demand of rent or demand of possession of said premises, either with or without process of law and without becoming liable to prosecution thereof, any notice to quit or of intention to re-enter being hereby expressly waived by Tenant; and in the event of such re-entry or retaking by Landlord, Tenant shall nevertheless remain in all events liable and answerable for the full rental to the date of retaking or re-entry, and Tenant shall also be and remain answerable in damages for the deficiency or loss of rent which Landlord may thereby sustain in respect of the balance of the term; and in such case Landlord reserves full power, which is hereby acceded to by Tenant, to let said premises for the benefit of Tenant in liquidation and discharge, in whole or in part, as the case may be, of the liability of Tenant under the terms and provisions of this lease, and such damages, at the option of the Landlord, may be recovered by it at the time of the retaking or re-entry, or in separate actions, from time to time, as Tenant's obligation to pay rent would have accrued if the term had continued, or from time to time, as said damages shall have been made more easily ascertainable by re-lettings of the premises, or such action by Landlord may at the option of Landlord be deferred until the expiration of the term, in which latter event the cause of action shall not be deemed to have accrued until the date of the termination of said term.

17.02 -- All rents received by Landlord in any such reletting shall be applied first to the payment of such expenses as Landlord may have incurred in recovering possession of the premises and in reletting the same, second, to the payment of any costs and expenses incurred by landlord either for making necessary repairs to the premises or in curing any default on the part of Tenant in any covenant or condition herein made binding upon Tenant, and, last, any remaining rent shall be applied toward the payment of rent due from Tenant under the terms of this lease, with interest at the highest legal rate, and Tenant expressly agrees to pay any deficiency then remaining. Landlord, however, at its option, may refrain from terminating Tenant's right of possession, and in such case may enforce against Tenant the provisions of this lease for the full term thereof.

17.03 -- Tenant expressly agrees to reimburse Landlord for any expenses, including counsel fees, Landlord may incur in enforcing the latter's rights against Tenant under this lease, including, but not being limited to, the collection of rent and the securing of possession of the premises.

DEFAULT CLAUSE 17.04 -- The following provision shall override and control any conflicting provisions of Section 93.002 of the Texas Property Code, as well as any successor statute governing the right of a landlord to change the door locks of commercial tenants. Upon any event of any material default by Tenant under this Lease, Landlord is entitled and is hereby authorized, without any further notice to Tenant whatsoever, to enter upon the Leased Premises by use of master key, a duplicate key, or other peaceable means, and to change, alter, and/or modify the door on all entry doors of the Leased Premises, thereby permanently excluding Tenant, and its officers, principals, agents, employees and representatives therefrom. In the event that Landlord has either permanently repossessed the Leased Premises pursuant to the foregoing provisions of this Lease, or has terminated this Lease by reason of Tenant's default, Landlord shall not thereafter be obligated to provide Tenant with a key to the Leased Premises at any time, regardless of any amounts subsequently paid by Tenant; provided, however, that in any such instance, during Landlord's normal business hours and at the convenience of Landlord, and upon receipt of written request form Tenant accompanied by such written waivers and releases as the Landlord may require, Landlord will either (at Landlord's option) (i) escort Tenant or its authorized personnel to the Leased Premises to retrieve any personal belongings or other property of Tenant not subject to the Landlord's lien or security interest described herein, or (ii) obtain a list from Tenant of such personal property as Tenant intends to remove, whereupon Landlord shall remove such property and make it available to Tenant at a time and place designated by Landlord. However, if Landlord elects option (ii), Tenant shall pay, in cash in advance, all costs and expenses estimated by Landlord to be incurred in removing such property and making it available to Tenant and all moving and/or storage charges theretofore incurred by Landlord with respect to such property. If Landlord elects to exclude Tenant from the Leased Premises without permanently repossessing or terminating pursuant to the foregoing provisions of this Lease, then Landlord shall not be obligated to provide Tenant a key to reenter the Leased Premises until such time as all delinquent Rent and other amounts due under this Lease have been paid in full and all other defaults, if any, have been completely cured to Landlord's satisfaction (if such cure occurs prior to any actual permanent repossession or termination), and Landlord has been given assurance reasonably satisfactory to Landlord evidencing Tenant's ability to satisfy its remaining obligations under this Lease. During any such temporary period of exclusion, Landlord will, during Landlord's regular business hours and at Landlord's convenience, upon receipt of written request from Tenant (accompanied by such written waivers and releases as Landlord may require), escort Tenant or its authorized personnel to the Leased Premises to retrieve personal belongings of Tenant or its employees, and such other property of Tenant as is not subject to the Landlord's lien and security interest described herein. This remedy of Landlord shall be in addition to, and not in lieu of, any of its other remedies set forth in this Lease, or otherwise available to Landlord at law or in equity.

SUBORDINATION CLAUSE 18.01 -- This lease shall be subject and subordinate at all times to the lien of any mortgage or deed of trust encumbrances or encumbrances, which may now or which may at any time hereafter be made a lien upon the Building of which the premises are a part or upon Landlord's interest therein. Tenant shall execute and deliver such further instrument or instruments subordinating this lease to the lien of any such mortgage or deed of trust encumbrance and encumbrances as shall be desired by any mortgagee or party secured or proposed mortgagee or party proposed to be secured; and Tenant hereby appoints Landlord the attorney-in-fact of Tenant, irrevocably, to execute and deliver any such instrument for Tenant.

TENANT HOLDING OVER 19.01 -- If Tenant shall not immediately surrender possession of the premises at the termination of this lease, Tenant shall become a tenant from month to month, provided rent shall be paid to and accepted by Landlord, in advance at the rate of one and one-half (1 1/2) the rent which would have been payable to Landlord prior to the termination of this lease; but unless and until Landlord shall continue to be entitled to retake or recover possession of the premises as herein before provided in case of default on the part of Tenant, and Tenant shall be liable to landlord for any loss or damage it may sustain by reason of Tenant's failure to surrender possession of the premises immediately upon the expiration of the term of this lease.... If Tenant shall fail to surrender possession of the premises immediately upon the expiration of the term hereof, Tenant hereby agrees that all the obligations of Tenant and all rights of Landlord applicable during the term of this lease shall be equally applicable during such period of subsequent occupancy, whether or not a month to month tenancy shall have been created as aforesaid.

WAIVER AND NOTICE 20.01 -- No waiver of any breach of any covenant, condition or agreement herein contained shall operate as a waiver of the covenant, condition or agreement itself, or of any subsequent breach thereof.

MISCELANEOUS 21.01 -- The term "Tenant" shall include legal representatives, successors and assigns. All covenants herein made binding upon Tenant shall be construed to be equally applicable to the binding upon his agents, employees and others claiming the right to be in the premises or in said building through or under Tenant.

21.02 -- If more than one individual, firm or corporation shall join as Tenant, singular context shall be construed to be plural wherever necessary, and the covenants of Tenant to be the joint and several obligations of each party signing as Tenant, and, when the parties signing as Tenant are partners, shall be the obligations of the firm and of the individual members thereof.

21.03 -- Feminine or neuter pronouns shall be substituted for those of the masculine form, and the plural shall be substituted for the singular, wherever the context shall require. It is also agreed that no specific words, phrases, or clauses herein used shall be taken or construed to control, limit or cut down the scope or meaning of any general words, phrases or clauses used in connection therewith.

LANDLORD'S SUCCESSORS 22.01 -- This lease shall likewise be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

ENTIRE AGREEMENT 23.01 -- This lease contains the entire agreement of the parties in regard to the premises. There are no oral agreements existing between them.

NOTICES AND DEMANDS 24.01 -- All notices required or permitted hereunder shall be deemed to have been given if mailed in any U.S. Post Office by certified or registered mail, postage prepaid, addressed to Landlord or Tenant, respectively, at the following addresses or to such other addresses as the parties may designate in writing from time to time.

24.02 -- Tenant hereby elects domicile at the premises for the purpose of service of all notices, writs of summons, or other legal documents, or process, in any suit, action, or proceeding which Landlord may undertake under this lease.

LATE CHARGES 25.01 -- In the event the rent provided for herein is not received by the Landlord on the fifth day of each month a late charge equal to ten percent (10%) of the monthly rental amount shall be due and payable to Landlord. If rent is mailed, Tenant is responsible for loss or mail delay.

25.02 -- Nothing contained herein shall obligate Landlord to accept the rent after the first day of the month, nor does Landlord waive any of its legal rights which may be available for default of Tenant by inclusion of this provision in this Commercial Lease. In the event Tenant pays its rent by check and the same is not cashed and paid by bank when presented, for whatever reason, Tenant shall pay, in addition to any late charges and in addition to the rent, a charge for each occurrence in the amount of Twenty-Five dollars ($25.00)

QUIET ENJOYMENT 26.01 -- Landlord covenants and agrees with Tenant that upon Tenant paying the rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject nevertheless, to the terms and conditions of this lease, and to the mortgages and deeds of trust herein before mentioned.

GOVERNING LAW 27.01 -- This lease shall be construed and governed by the laws of the state of Texas in which the premises are situated. Should any provision of this lease and/or its conditions be illegal or not enforceable under the laws of the said state, it or they shall be considered severable, and the lease and its conditions shall remain in force and be binding upon the parties as though the said provisions had never been included.

FIXTURES 28.01 -- Tenant shall, upon the expiration or sooner termination of the lease term, surrender to the Landlord, together with the leased premises, any and all replacements, changes, and additions thereto, and fixtures and improvements constructed or placed by Tenant thereon, with all equipment in or appurtant thereto, except trade fixtures removable without material damage to the premises. Any such removable trade fixtures or personal property belonging to Tenant or to any assignee or subtenant, if not removed at such termination and if the Landlord so elects, shall be deemed abandoned and become the property of the Landlord without any payment or offset therefore. If the Landlord shall not so elect, the Landlord may remove such fixtures or property from the premises and shall repair and restore, and save the Landlord harmless from, any and all damage to the lease premises caused by such removal, whether by the Tenant or by the Landlord.

NO SMOKING PROVISION 29.01- Smoking is strictly prohibited inside the building. However, it is permitted in the courtyard and along the outside walkways. FAILURE TO COMPLY WITH THIS WILL BE DEEDED TO BE AN ACT OF DEFAULT ON THE LEASE AND LANDLORD WILL HAVE THE RIGHT BUT NOT THE OBLGIATION TO TERMINATE THIS LEASE.

TIME OF ESSENCE 30.01 -- Time is of the essence in this lease.

Signed this _____________ day of ______________, 2000.



TENANT:                                              LANDLORD:



BY:/s/ David Summers                       BY:/s/ Philip LeFevre



Dr. David Summers
Endovasc Ltd., Inc.                         Philip LeFevre, Trustee
15001 Walden Road, Suites 234 & 235         15001 Walden Road, Suite 203
Montgomery, Texas 77356                     Montgomery, Texas  77356


DATE:__________________________             DATE:_______________________